Exhibit 32.2


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





        In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2003 (the "Report"), by SPAR Group, Inc. (the "Registrant"), the undersigned hereby certifies that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.






                                           /s/ Charles Cimitile
                                          --------------------------------------
                                          Charles Cimitile
                                          Chief Financial Officer

                                          November 13, 2003

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO SPAR GROUP, INC. AND WILL BE RETAINED BY SPAR GROUP, INC., AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.





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